SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2009

                                                                                            First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Item 4.01  Changes in Registrant's Certifying Accountant

(a)	Previous independent accountants

(i)
On March 11, 2009, the Audit Committee of First Financial Northwest, Inc. (the “Company”), on behalf of the Company and its subsidiary, First Savings Bank Northwest, dismissed KPMG LLP as their independent public accountants.

(ii)
The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The change of independent accountants was approved by the Audit Committee.

(iv)
During the two fiscal years ended December 31, 2008 and the subsequent period through March 11, 2009, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to such disagreements in their report on the financial statements for such years.

(v)
During the two fiscal years ended December 31, 2008 and the subsequent period through March 11, 2009, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except that KMPG advised First Financial Northwest, Inc. of the following material weakness as of December 31, 2007:   The Company did not have effective entity level controls over financial reporting.  Specifically, the Company did not have sufficient adequately trained personnel in accounting and other functions critical to financial reporting with sufficient expertise to adequately review and resolve technical accounting and reporting matters.  This deficiency was noted in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

(vi)
The Company requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree.  This letter is not yet available, but will be filed as an exhibit to an amendment of this Report.

(b)	New independent accountants

On March 11, 2009, the Audit Committee engaged the firm of Moss Adams LLP as independent certified public accountants of the Company and its subsidiary for the fiscal year ending December 31, 2009. During the Company’s two most recent fiscal years and through March 11, 2009, the Company has not consulted with Moss Adams regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed; or

(ii)
The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject to a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or reportable event, as the term is described in 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

Date: March 16, 2009	By: /s/ Victor Karpiak
Victor Karpiak
Chairman, President and Chief
Executive Officer